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                                   TERM NOTE A

$2,000,000                                                     January ___, 1996


         FOR VALUE RECEIVED, undersigned, EDITEK, INC., a Delaware corporation, PSYCHIATRIC DIAGNOSTIC LABORATORIES OF AMERICA, INC., a Delaware corporation, and DIAGNOSTIX, a Delaware corporation (collectively, the "Borrowers"), hereby unconditionally jointly and severally promise to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation (the "Lender"), at the Lender's office located at 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as the holder of this Note may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO MILLION DOLLARS ($2,000,000), payable in installments on the dates and in the amounts set forth in that certain Loan and Security Agreement of even date herewith, between the Borrowers and the Lender (the "Loan Agreement"; capitalized terms used herein and not otherwise specifically defined herein shall have the meanings assigned to them in the Loan Agreement).

         This Note is a Term Note referred to in subsection 2.1(E) of the Loan Agreement and is issued to evidence the Term Loan A made to the Borrowers by the Lender pursuant to the provisions of the Loan Agreement, to which reference is hereby made for a statement of the terms, conditions and covenants under which the loan evidenced hereby was made and is to be repaid, including, but not limited to, those related to the mandatory prepayment of the principal hereof and the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default or upon the termination of the financing of which this
Note is part pursuant to the Loan Agreement. Payment of this Note is secured, inter alia, by the Collateral.

         The Borrowers jointly and severally promise to pay interest on the outstanding unpaid principal amount hereof at the rate and on the dates set forth in the Loan Agreement. Interest shall be computed on the daily principal balance on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues.

         In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lender has received interest hereunder in excess of the highest rate applicable hereto, the provisions of the Loan Agreement relating thereto shall control.

         The Borrowers hereby waive demand, presentment, protest, notice of demand, dishonor, presentment, protest, nonpayment and all other notices in connection with this Note.

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         If this Note is collected by or through an  attorney-at-law,  all costs of collection, including reasonable attorneys' fees, shall be payable by the undersigned.



         THIS NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS, AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to the Lender or the Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of such successors and assigns. The Borrowers' successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrowers.

                      [Signatures appear on following page]


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         WITNESS  the  hand and seal of the  undersigned,  as of the date  first above written.

                                               EDITEK, INC.

                                               By:

                                               Title:

                                               Attest:

                                               Title:

                                                     [CORPORATE SEAL]

                                               PSYCHIATRIC DIAGNOSTIC
                                               LABORATORIES OF AMERICA, INC.

                                               By:

                                               Title:

                                               Attest:

                                               Title:

                                                     [CORPORATE SEAL]

                                               DIAGNOSTIX, INC.

                                               By:

                                               Title:

                                               Attest:

                                               Title:

                                                     [CORPORATE SEAL]